Exhibit 10.11

AMENDMENT NO. 2 TO CREDIT AGREEMENT
dated as of October 27, 2025
among
FIRSTENERGY TRANSMISSION, LLC,
as Borrower,
THE LENDERS NAMED HEREIN,
as Lenders,

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
THE FRONTING BANKS NAMED HEREIN,
as Fronting Banks

JPMORGAN CHASE BANK, N.A. PNC CAPITAL MARKETS LLC BARCLAYS BANK PLC BofA SECURITIES, INC. WELLS FARGO SECURITIES, LLC	MIZUHO BANK, LTD. CITIBANK, N.A. MORGAN STANLEY SENIOR FUNDING, INC. THE BANK OF NOVA SCOTIA ROYAL BANK OF CANADA
as Joint Lead Arrangers

AMENDMENT NO. 2 TO CREDIT AGREEMENT
This AMENDMENT NO. 2 TO CREDIT AGREEMENT, dated as of October 27, 2025 (this “Amendment”), to the Existing Credit Agreement referred to below, is entered into by and among FirstEnergy Transmission, LLC (“FET” or the “Borrower”), each of the Lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent for the Lenders, and each of the Fronting Banks party hereto.
PRELIMINARY STATEMENTS
1.    The Borrower, the Lenders, the Administrative Agent and the Fronting Banks are parties to that certain Credit Agreement, dated as of October 20, 2023 (as amended prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended by this Amendment, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Agreement.
2.    The Borrower has requested that each Lender extend the Termination Date applicable to such Lender for an additional one year period, from October 20, 2029 to October 20, 2030 (the “Extension”) and each Lender has agreed to the Extension as to itself.
3.    The Borrower desires to amend the Existing Credit Agreement as set forth herein, and the Lenders, the Administrative Agent and the Fronting Banks have agreed to such amendments on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Amendments to Existing Credit Agreement.
(a)    Section 1.01 of the Existing Credit Agreement is hereby amended by adding the following terms in the proper alphabetical order therein:
(i)    “Second Amendment” means the Amendment No. 2 to Credit Agreement, dated as of October 27, 2025, by and among the Borrower, each of the Lenders party thereto, the Administrative Agent, and each of the Fronting Banks party thereto.
(ii)    “Second Amendment Effective Date” means the Amendment Effective Date (as defined in the Second Amendment), which date is October 27, 2025.
(b)    The definition of the term “Adjusted Daily Simple SOFR” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety and all references to “Adjusted Daily Simple SOFR” in the Existing Credit Agreement are hereby replaced with “Daily Simple SOFR”.

(c)    The definition of the term “Adjusted Term SOFR Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby deleted in its entirety and all references to “Adjusted Term SOFR Rate” in the Existing Credit Agreement are hereby replaced with “Term SOFR Rate”.
(d)    Clause (b) of the definition of the term “Business Day” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(b) in relation to Term Benchmark Advances and any interest rate settings, fundings, disbursements, settlements or payments of any such Term Benchmark Advances or any other dealings of such Term Benchmark Advances, any such day that is only a U.S. Government Securities Business Day.”
(e)    The definition of the term “Daily Simple SOFR” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to SOFR for the day (such day “SOFR Determination Date”) that is two (2) U.S. Government Securities Business Days prior to (i) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (ii) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Borrower; provided that if Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.”
(f)    The definition of the term “Fee Letters” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the word “and” at the end of clause (iv) thereof; and
(ii)    by adding the following at the end of clause (v) thereof:
“and (vi) the fee letter, dated September 30, 2025, by and among the Borrower, JPMorgan, Mizuho, PNC Capital Markets LLC and PNC Bank.”
(g)    The definition of the term “Interest Period” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended as follows:
(i)    by adding the words “one week or” before the words “one, three or six months” in the second sentence thereof;

(ii)    by deleting the word “and” at the end of clause (v) in the proviso thereof; and
(iii)    by adding the following at the end of clause (vi) thereof:
“and (vii) any calculation for a borrowing comprising a Term Benchmark Advance with a “one-week” Interest Period shall be subject to the calculation methodology set forth in Section 2.08(b) hereof.”
(h)    Clause (2) of the definition of the term “Reference Time” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(2) if such Benchmark is Daily Simple SOFR, then one U.S. Government Securities Business Day prior to such setting or”
(i)    The definition of the term “RFR Advance” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““RFR Advance” means an Advance (other than a Term Benchmark Advance with a “one-week” Interest Period) that bears interest at a rate based on Daily Simple SOFR.”
(j)    The definition of the term “Term Benchmark” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Term Benchmark” when used in reference to any Advance or Borrowing, means that such Advance, or the Advances comprising such Borrowing, are bearing interest at a rate determined by reference to (i) the Term SOFR Rate (other than pursuant to clause (iii) of the definition of “Alternate Base Rate”) or (ii) solely with respect to Advances or Borrowings with a “one-week” Interest Period as set forth in the proviso to Section 2.08(b) hereof, Daily Simple SOFR.”
(k)    The definition of the term “Term SOFR Rate” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Term SOFR Rate” means, with respect to any Term Benchmark Borrowing and for any tenor comparable to the applicable Interest Period, the Term SOFR Reference Rate at approximately 5:00 a.m., Chicago time, two U.S. Government Securities Business Days prior to the commencement of such tenor comparable to the applicable Interest Period, as such rate is published by the CME Term SOFR Administrator; provided that (i) if the Term SOFR Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement and (ii) any calculation for a “one-week” Interest Period shall be subject to the calculation methodology set forth in Section 2.08(b) hereof.”

(l)    The definition of the term “Termination Date” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
““Termination Date” means October 20, 2030, subject, for certain Lenders, to the extension described in Section 2.19 hereof, or, in any case, the earlier date of termination in whole of the Commitments pursuant to Section 2.06 or Section 6.01 hereof.”
(m)    Clause (i) of Section 2.02(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) (x) in the case of a Borrowing comprising Term Benchmark Advances with a one-, three- or six-month Interest Period, not later than 11:00 a.m. (New York time) on the third U.S. Government Securities Business Day prior to the date of the proposed Borrowing, (y) in the case of a Borrowing comprising Term Benchmark Advances with a “one-week” Interest Period, not later than 11:00 a.m. (New York time) on the second U.S. Government Securities Business Day prior to the date of the proposed Borrowing or (z) in the case of an RFR Borrowing, if applicable, not later than 11:00 a.m. (New York time) on the second U.S. Government Securities Business Day prior to the date of the proposed Borrowing, and”
(n)    Section 2.04(g)(ii) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“if (A) the Borrower has not reimbursed such Fronting Bank pursuant to paragraph (i) above, (B) the applicable conditions to Borrowing set forth in Articles II and III have been fulfilled, and (C) the Available Commitments in effect at such time exceed the amount of the Drawing to be reimbursed, the Borrower may reimburse such Fronting Bank for such Drawing with the proceeds of an Alternate Base Rate Advance or, if the conditions specified in the foregoing clauses (A), (B) and (C) have been satisfied and a Notice of Borrowing requesting a Term Benchmark Advance (or, if applicable, RFR Advance) has been given, in accordance with Section 2.02, three (3) U.S. Government Securities Business Days (with respect to a Term Benchmark Advance with a one-, three- or six-month Interest Period) or two (2) U.S. Government Securities Business Days (with respect to a Term Benchmark Advance with a “one-week” Interest Period) (or, with respect to a request for an RFR Advance, if applicable, two (2) U.S. Government Securities Business Days) prior to the relevant Payment Date, with the proceeds of a Term Benchmark Advance (or, if applicable, RFR Advance).”
(o)    Section 2.08(b) of the Existing Credit Agreement is hereby amended by adding the following proviso at the end of such clause (b):
“provided, that, for an Interest Period of one week, the interest rate will be based on (i) Daily Simple SOFR plus (ii) the Applicable Margin for such Term

Benchmark Advance in effect from time to time, which interest rate shall be recalculated on each day during such Interest Period.”
(p)    Section 2.11(a) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:
“(a) Voluntary. The Borrower may on any Business Day, upon notice given to the Administrative Agent not later than 11:00 a.m. (New York time) on the third U.S. Government Securities Business Day prior to the date of any proposed Conversion into Term Benchmark Advances with a one-, three- or six-month Interest Period or on the second U.S. Government Securities Business Day prior to the date of any proposed Conversion into Term Benchmark Advances with a “one-week” Interest Period (or, if applicable, not later than 11:00 a.m. (New York time) on the second U.S. Government Securities Business Day prior to the date of any proposed Conversion into RFR Advances), and on the date of any proposed Conversion into Alternate Base Rate Advances, and subject to the provisions of Sections 2.10, 2.14 and 2.23, Convert all Advances of one Type made to the Borrower in connection with the same Borrowing into Advances of another Type or Types or Advances of the same Type having the same or a new Interest Period; provided, however, that any Conversion of, or with respect to, any Term Benchmark Advances into Advances of another Type or Advances of the same Type having the same or new Interest Periods, shall be made on, and only on, the last day of an Interest Period for such Term Benchmark Advances, unless the Borrower shall also reimburse the Lenders in respect thereof pursuant to Section 8.05(b) on the date of such Conversion. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the Advances to be Converted, and (iii) if such Conversion is into, or with respect to, Term Benchmark Advances, the duration of the Interest Period for each such resulting Advance.”
(q)    Section 2.12(a) of the Existing Credit Agreement is hereby amended as follows:
(i)    by deleting the words “third (3rd)” and replacing it with the words “second (2nd)” in clause (ii)(x) thereof; and
(ii)    by replacing the words “Term Benchmark Advances” with the words “RFR Advances” in clause (ii)(y) thereof.
(r)    Section 2.19(a) of the Existing Credit Agreement is hereby amended by amending and restating the last sentence thereof in its entirety as follows:
“Following the Second Amendment Effective Date, the Borrower may request no more than two extensions pursuant to this Section 2.19.”
SECTION 2. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when, and only when, the following conditions have been satisfied (or waived by the Administrative Agent and the Lenders party hereto in their sole discretion):
(a)    The Administrative Agent shall have received, in immediately available funds, to the extent invoiced prior to the Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket costs and expenses of the Administrative Agent (including, but not limited to, the reasonable fees and expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) to the Administrative Agent) required to be reimbursed or paid by the Borrower hereunder or under any other Loan Document.
(b)    The Administrative Agent shall have received the following documents, each document being dated the date of receipt thereof by the Administrative Agent (which date shall be the same for all such documents, except as otherwise specified below), in form and substance satisfactory to the Administrative Agent:
(i)    either (A) counterparts of this Amendment duly executed by the Borrower, the Lenders, the Administrative Agent, and the Fronting Banks or (B) written evidence satisfactory to the Administrative Agent that such parties have signed counterparts of this Amendment;
(ii)    certified copies of (A) the resolutions of the Board of Directors of the Borrower approving this Amendment and the Credit Agreement and (B) all documents evidencing any other necessary corporate action with respect to this Amendment and the Credit Agreement;
(iii)    a certificate of the Secretary or an Assistant Secretary of the Borrower certifying (A) the names and true signatures of the officers of the Borrower authorized to sign this Amendment and the other documents to be delivered hereunder, (B) that attached thereto are true and correct copies of the Organizational Documents of the Borrower, in each case as in effect on such date, and (C) that true and correct copies of all governmental and regulatory authorizations and approvals required for the due execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement have previously been delivered to the Administrative Agent and remain in full force and effect on such date;
(iv)    a certificate of an Authorized Officer of the Borrower (the statements in which shall be true) certifying that, both before and after giving effect to this Amendment, (A) no event has occurred and is continuing that constitutes an Event of Default or an Unmatured Default with respect to the Borrower and (B) all representations and warranties of the Borrower contained in the Credit Agreement and each other Loan Document to which the Borrower is a party are true and correct in all material respects (or in the case of any representation or warranty already qualified by materiality, true and correct in all respects) on and as of the Amendment Effective Date, as though made on and as of such date (other than any such representation or warranty that by its terms refers to a specific date, in which case such representation and warranty shall be true and correct as of such specific date); and

(v)    an opinion of Morgan, Lewis & Bockius LLP, special counsel for the Borrower.
(c)    The Administrative Agent shall have received all documentation and information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act and the Beneficial Ownership Regulation, to the extent such documentation or information is requested by the Administrative Agent on behalf of any Lender prior to the Amendment Effective Date.
SECTION 3. Representations and Warranties. The Borrower represents and warrants as follows:
(a)    Due Authorization. The execution, delivery and performance by it of this Amendment and each other Loan Document being executed and delivered in connection with this Amendment to which the Borrower is a party have been duly authorized by all necessary corporate action on its part and do not, and will not, require the consent or approval of its shareholders or members, as the case may be, other than such consents and approvals as have been duly obtained, given or accomplished.
(b)    No Violation, Etc. Neither the execution, delivery or performance by it of this Amendment, any other Loan Document being executed and delivered in connection with this Amendment to which it is a party, nor the consummation by it of the transactions contemplated hereby or thereby, nor compliance by it with the provisions hereof or thereof, nor the performance by it of the Credit Agreement, contravenes or will contravene, or results or will result in a breach of, any of the provisions of its Organizational Documents, any Applicable Law, or any indenture, mortgage, deed of trust, lease, license or any other agreement or instrument to which it or any of its Subsidiaries is party or by which its property or the property of any of its Subsidiaries is bound, or results or will result in the creation or imposition of any Lien upon any of its property or the property of any of its Subsidiaries, except to the extent such contravention or breach, or the creation or imposition of any such Lien, individually or in the aggregate, has not had and would not reasonably be expected to have a Material Adverse Effect with respect to the Borrower.
(c)    Governmental Actions. No Governmental Action is or will be required in connection with (i) the execution, delivery or performance by it of, or the consummation by it of the transactions contemplated by, this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party, or (ii) the performance by it of the Credit Agreement.
(d)    Execution and Delivery. This Amendment and the other Loan Documents being executed and delivered in connection with this Amendment to which it is, or is to become, a party have been or will be (as the case may be) duly executed and delivered by it, and each of this Amendment and the Credit Agreement is, and upon execution and delivery thereof each such other Loan Document will be, the legal, valid and binding obligation of it enforceable against it in accordance with its terms, subject, however, solely with respect to this Amendment, the Credit Agreement and such other Loan Document, to the application by a court of general principles of equity and to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally.
(e)    No Material Misstatements. The reports, financial statements and other written information furnished by or on behalf of the Borrower to the Administrative Agent, any Fronting Bank or any Lender pursuant to or in connection with this Amendment and the transactions contemplated hereby, when taken together with the Disclosure Documents, do not contain, when taken as a whole, any untrue statement of a material fact and do not omit, when taken as a whole, to state any fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.
(f)    Litigation. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to the knowledge of the Borrower, threatened against the Borrower or any of its Subsidiaries that involve this Amendment, the Credit Agreement or any other Loan Document.
(g)    No Default. No Unmatured Default or Event of Default has occurred and is continuing or would occur as a result of (i) the execution, delivery or performance by the Borrower of this Amendment or any other Loan Document being executed and delivered in connection with this Amendment to which it is, or is to become, a party or (ii) the performance by the Borrower of the Credit Agreement.
(h)    Anti-Corruption Laws. No proceeds of any Borrowing have been used in violation of any Anti-Corruption Law.
SECTION 4. Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)    Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby in all respects ratified and confirmed. The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be a waiver of, release of, amendment of, consent to, departure from or modification of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of the Borrower requiring the consent of the Administrative Agent, the Fronting Banks or the Lenders except to the extent specifically provided for herein. The Administrative Agent and the Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against the Borrower for any existing or future Unmatured Default or Event of Default. The Administrative Agent, the Fronting Banks and the Lenders reserve the right to insist on strict compliance with the terms of the Credit Agreement and the other Loan Documents, and the Borrower expressly acknowledges such reservation of rights. Any future or additional amendment of any provision of the Credit Agreement or any other Loan Document shall be effective only if set forth in a writing separate and distinct from this Amendment and executed by the appropriate parties in accordance with the terms thereof.

(b)    Upon the effectiveness of this Amendment: (i) each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement; and (ii) each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Existing Credit Agreement shall mean and be a reference to the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement and the other Loan Documents.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a release or waiver of any right, power or remedy of the Lenders, the Administrative Agent or the Fronting Banks under the Existing Credit Agreement or any other Loan Document, nor constitute a release or a waiver of any provision of the Existing Credit Agreement or any other Loan Document. The execution, delivery and effectiveness of this Amendment shall not constitute a novation of any amount owing under the Existing Credit Agreement or any other Loan Document and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid on or prior to the Amendment Effective Date, continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.
SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent, each Fronting Bank and each Lender in connection with the preparation, execution, delivery, syndication and administration of this Amendment and the other documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel (including, but not limited to, one local counsel and any specialist counsel in each relevant jurisdiction) for the Administrative Agent, the Fronting Banks and the Lenders with respect thereto and with respect to advising the Administrative Agent, the Fronting Banks and each Lender as to their rights and responsibilities under this Amendment. The Borrower further agrees to pay on demand all reasonable out-of-pocket costs and expenses, if any (including, without limitation, reasonable fees and expenses of counsel), incurred by the Administrative Agent, the Fronting Banks and the Lenders in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment, the Credit Agreement and the other documents to be delivered hereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section. The Borrower acknowledges and agrees that, pursuant to Section 8.05(a) of the Credit Agreement, it is required to pay, among other costs and expenses set forth therein, the reasonable fees and expenses of counsel for the Administrative Agent (including, but not limited to, any local counsel and any specialist counsel for the Administrative Agent), in accordance with the terms thereof.
SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts (and by different parties hereto in separate counterparts), each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile or other electronic transmission (including, without limitation, by

Adobe portable document format file (also known as a “PDF” file)) shall be as effective as delivery of a manually signed counterpart of this Amendment. The words “execution,” “executed,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided, that nothing herein shall require the Administrative Agent to accept electronic signatures in any form or format without its prior written consent; provided, further, that, without limiting the foregoing, upon the request of the Administrative Agent, any electronic signature shall be promptly followed by such manually executed counterpart.
SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 8. Miscellaneous. This Amendment shall be subject to the provisions of Sections 8.05, 8.10, 8.11 and 8.12 of the Credit Agreement, each of which is incorporated by reference herein, mutatis mutandis.
SECTION 9. Release. In consideration of, among other things, the Administrative Agent’s, the Fronting Banks’ and the Lenders’ execution and delivery of this Amendment, the Borrower, on behalf of itself and its agents, representatives, officers, directors, advisors, employees, subsidiaries, affiliates, successors and assigns (collectively, “Releasors”), hereby forever agrees and covenants not to sue or prosecute against any Releasee (as hereinafter defined) and hereby forever waives, releases and discharges, to the fullest extent permitted by law, each Releasee from any and all claims (including, without limitation, crossclaims, counterclaims, rights of set-off and recoupment), actions, causes of action, suits, debts, liens, warranties, damages and consequential damages, judgments, costs or expenses whatsoever, that such Releasor now has or hereafter may have, of whatsoever nature and kind, whether now existing or hereafter arising, whether arising at law or in equity (collectively, the “Claims”), against any or all of the Credit Parties in any capacity and their respective affiliates, subsidiaries, shareholders and “controlling persons” (within the meaning of the federal securities laws), and their respective successors and assigns and each and all of the officers, directors, employees, agents, attorneys, advisors and other representatives of each of the foregoing (collectively, the “Releasees”), based in whole or in part on facts existing on or before the Amendment Effective Date, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Loan Documents or transactions contemplated thereby or any actions or omissions in connection therewith; or (ii) any aspect of the dealings or relationships between or among the Borrower, on the one hand, and any or all of the Credit Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof. The receipt by the Borrower of any Advances or other financial accommodations made by any Credit Party after the date hereof shall constitute a ratification, adoption, and confirmation by such party of the foregoing general release of all Claims against the Releasees that are based in whole or in part on facts existing on or prior to the date of receipt of any such Advances or other financial accommodations. In entering into this Amendment, the Borrower consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the releases set forth above do not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity thereof. The provisions of this Section 9 shall survive the termination of this Amendment, the Credit Agreement, the other Loan Documents and payment in full of the Advances.
SECTION 10. Lender Assignment.
(a)    For an agreed consideration, TD Bank, N.A. (the “Assignor”) hereby irrevocably sells and assigns to The Toronto-Dominion Bank, New York Branch (the “Assignee”), and the Assignee hereby irrevocably purchases and assumes from the Assignor, subject to and in accordance with the Credit Agreement and the Standard Terms and Conditions set forth in Annex 1 to Exhibit A to the Credit Agreement, which are hereby incorporated by reference and apply mutatis mutandis hereto (the “Standard Terms and Conditions”), as of the Amendment Effective Date (i) all of the Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto (including without limitation any letters of credit), and (ii) to the extent permitted to be assigned under Applicable Law, all claims, suits, causes of action and any other right of the Assignor (in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by the Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as the “Assigned Interest”). Each such sale and assignment is without recourse to the Assignor and, except as expressly provided in this Section 10 and in the Standard Terms and Conditions, without representation or warranty by the Assignor.
(b)    The sale and assignment set forth in clause (a) above (i) shall be deemed to have been effected by way of, and subject to the terms and conditions of, an Assignment and Assumption, and no other documents or instruments shall be, or shall be required to be, executed in connection with such sale and assignment (all of which are hereby waived), and (ii) shall satisfy the assignment provisions of Section 8.08 of the Credit Agreement.

[remainder of page intentionally left blank; signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                            FIRSTENERGY TRANSMISSION, LLC

                            By: /s/ Steven R. Staub
                            Name: Steven R. Staub
                            Title: Vice President and Treasurer

Signature Page to Amendment No. 2 to Credit Agreement (FET)

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, as a Lender and as a Fronting Bank

                            By: /s/ Khawaja Tariq
                            Name: Khawaja Tariq
                            Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

CITIBANK, N.A., as a Lender and as a Fronting Bank

                            By: /s/ Richard Rivera
                            Name: Richard Rivera
                            Title: Vice President
Signature Page to Amendment No. 2 to Credit Agreement (FET)

MIZUHO BANK, LTD., as a Lender

                            By: /s/ Edward Sacks
                            Name: Edward Sacks
                            Title: Managing Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

                            By: /s/ Anna Bartholomew
                            Name: Anna Bartholomew
                            Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

BARCLAYS BANK PLC, as a Lender

                            By: /s/ Sydney G. Dennis
                            Name: Sydney G. Dennis
                            Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

BANK OF AMERICA, N.A., as a Lender and as a Fronting Bank

                            By: /s/ John M. Eyerman
                            Name: John M. Eyerman
                            Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

THE BANK OF NOVA SCOTIA, as a Lender and as a Fronting Bank

                            By: /s/ David Dewar
                            Name: David Dewar
                            Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

ROYAL BANK OF CANADA, as a Lender and as a Fronting Bank

                            By: /s/ Meg Donnelly
                            Name: Meg Donnelly
                            Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement (FET)

WELLS FARGO, NATIONAL ASSOCIATION, as a Lender

                            By: /s/ Patrick Engel
Name: Patrick Engel
Title: Managing Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

                            By: /s/ Amit Vasani
Name: Amit Vasani
Title: Authorized Signatory and Managing
Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

                            By: /s/ Andrew Sidford
                            Name: Andrew Sidford
                            Title: Managing Director

By: /s/ Gordon Yip
Name: Gordon Yip
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

KEYBANK NATIONAL ASSOCIATION, as a Lender

                            By: /s/ Peter Moshier
Name: Peter Moshier
Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

                            By: /s/ Irlen Mack
Name: Irlen Mack                            Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

TRUIST BANK, as a Lender

                            By: /s/ Justin Lien
                            Name: Justin Lien
                            Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

                            By: /s/ Michael E Temnick
                            Name: Michael E. Temnick
                            Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

MORGAN STANLEY BANK, N.A., as a Lender

                            By: /s/ Michael King
                            Name: Michael King
                            Title: Authorized Signatory

Signature Page to Amendment No. 2 to Credit Agreement (FET)

MORGAN STANLEY SENIOR FUNDING, INC., as a Lender and as a Fronting Bank

                            By: /s/ Michael King
                            Name: Michael King
                            Title: Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

COBANK, ACB. as a Lender

                            By: /s/ David B. Willis
                            Name: David B. Willis
                            Title: Managing Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

FIRST NATIONAL BANK OF PENNSYLVANIA, as a Lender

                            By: /s/ Paul Wargo
                            Name: Paul Wargo
                            Title: Corporate Banking RM

Signature Page to Amendment No. 2 to Credit Agreement (FET)

THE BANK OF NEW YORK MELLON, as a Lender

                            By: /s/ Molly H. Ross
Name: Molly H. Ross
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)

THE HUNTINGTON NATIONAL BANK, as a Lender

                            By: /s/ Ryan T. Hamilton
Name: Ryan T. Hamilton
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

TD BANK, N.A., as Assignor

                            By: /s/ Bernadette Collins
Name: Bernadette Collins
Title: Senior Vice President

Signature Page to Amendment No. 2 to Credit Agreement (FET)

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as Assignee and a Lender

                            By: /s/ Paul Yoon
Name: Paul Yoon
Title: Director

Signature Page to Amendment No. 2 to Credit Agreement (FET)